Accounts and Other Receivables Net (Details) - Schedule of Accounts and Other Receivables Net - Previously Reported [Member] - VASO CORPORATION [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accounts, Notes, Loans and Financing Receivable [Line Items]
Trade receivables	$ 22,471	$ 21,197
Allowance for doubtful accounts and commission adjustments	(6,947)	(5,804)
Accounts and other receivables, net	$ 15,524	$ 15,393